EXHIBIT 10.8

                              Consulting Agreement

THIS  CONSULTING  AGREEMENT (the "Agreement") is entered into this   12   day of
                                                                   ------
     July     ,  2002,  by  and  between  HiEnergy  Technologies,  Inc.  (the
--------------
"Company"), a Washington corporation, located at 10 Mauchly Drive, Irvine, California 92618 and Yeffet Security Consultant, Inc. (the "Consultant"), of 300 Winston Drive, Cliffside Park, New Jersey 07010.

     WHEREAS, the Company is engaged in researching and developing noninvasive stoichiometric detection and imaging technology that is capable of identifying the chemical formula and retrieving the 3D image of materials remotely and non-intrusively; and

     WHEREAS, the Consultant has the capacity to provide the services of Isaac Yeffet ("Yeffet") to the Company, and Yeffet is knowledgeable and has substantial experience in the area of aviation security and has numerous business contacts in the aviation industry and government; and

     WHEREAS, the Company desires to retain the services of the Consultant to assist the Company with business development, product and corporate image advertising, and access to government grants and purchases;

NOW THEREFORE, in consideration of the promises and mutual covenants set forth in this Agreement, the parties hereby agree as follows:

     1.     Scope  of  Services.  The  Company  hereby retains the Consultant to
            -------------------
assist the Company by providing the following services (collectively, the "Services"):

          a. Advertise and promote the Company's image, technology and products to the aviation industry and government officials involved directly or indirectly with security; and
          b. Educate persons in the aviation industry and government about the Company's technology and products; and
          c. Pursue directly and indirectly research and development funding for and purchasing from the Company through government grants and purchases or other methods of funding purchases of the Company's products; and
          d.   Pursue  candidates  for strategic alliances with the Company; and
          e. Accomplish such other tasks and undertake such other responsibilities as the Company or the Consultant may determine that, due to Yeffet's contacts and expertise, will further the Company's marketing and business objectives.

     2.     Performance of Services.  The Consultant shall make Yeffet available
            -----------------------
to perform the Services. The parties agree that Yeffet possesses unique talents and contacts with respect to performing the Services, and for this reason the Company shall, in its sole and absolute discretion, be


Consulting  Agreement  -  Page  1
entitled to insist that any or all of the Services hereunder be rendered by Yeffet and not by another person or persons working at Yeffet's direction; provided, however, that this right of the Company shall not preclude the Consultant from employing others to assist Yeffet if the Services are performed in a manner satisfactory to the Company. The Consultant and Yeffet shall perform the services in a professional manner in accordance with accepted industry standards. The Consultant shall determine the manner in which the Services are to be performed and the specific hours to be worked by Yeffet. The Company will rely on the Consultant to cause Yeffet to work as many hours as may be reasonably necessary to fulfill the Consultant's obligations under this Agreement. The Consultant represents and warrants that Yeffet is the chief executive officer and principal consulting representative of the Consultant. The Consultant agrees, and has secured Yeffet's agreement, that Yeffet will remain the chief executive officer and principal consulting representative of the Consultant during the Term (as hereinafter defined).

     For purposes of this Agreement, the term "Measurement Period" shall mean the period of time from the Commencement Date (as defined below) until the date one year after the Company's Minisenzor product is operational and ready to be shown for approval to appropriate authorities. For purposes of this Agreement, the term "Minimum Performance Standards" shall, with respect to the Measurement Period, mean the collection in cash by the Company of $500,000 or more, in the aggregate, from the following sources: (a) government grants or business and other third-party business that the Consultant produces for the Company and (b) investment and/or financing sources that both (i) directly provide cash to the Company and (ii) were directly or indirectly introduced to the Company by the Consultant without the requirement of a fee or other remuneration being paid to a third party.

     During the Term, the Consultant shall make Yeffet available by telephone conference as frequently as monthly to provide progress reports to members of the Company's Board of Directors regarding the status of and progress on the Services.

     3.     Commencement,  Term  and  Renewal.  This Agreement shall commence on
            ---------------------------------
the date first set forth above (the "Commencement Date") and shall remain in effect for a period of three (3) years (the "Term") from the Commencement Date. This Agreement may be renewed with revised terms, conditions and compensation only upon the written agreement of both parties.

     4.     Termination.
            -----------

          a. Termination. During the Term, this Agreement may be terminated as follows:

               (1) by the Company, (A) if on or after a date that is two (2) years from the Commencement Date, the Company, in its sole and absolute discretion, decides to terminate this Agreement, (B) effective as of the date on which the Measurement Period ends, if the Consultant has failed to meet the Minimum Performance Standards and notice of such failure is delivered within sixty (60) days following the date


Consulting  Agreement  -  Page  2
on which the Measurement Period ends, or (C) at any time, following delivery of a written notice setting out specific deficiencies and a failure on the part of the Consultant to cure within a reasonable period of time (but in no event more than thirty (30) days), if Yeffet is not available to perform the Services as provided by Section 2; or

               (2) by the Consultant, if on or after a date that is two (2) years from the Commencement Date, the Consultant, in its sole and absolute discretion, decides to terminate this Agreement; or

               (3) by either party, in the event the Company terminates or suspends its business, becomes subject to any bankruptcy or insolvency proceeding under Federal or state law, or becomes subject to direct control by a trustee or similar authority; or

               (4) by the Company, if at any time after the commencement of the Services by the Consultant and Yeffet, the Company, pursuant to the mechanism set forth in Section 16(g)(3), obtains a determination that Yeffet, the Consultant or any of its agents or employees has committed a "for Cause" violation. In such an instance, this Agreement shall be deemed terminated "for Cause" effective as of the date the Company first provides notice, either to the Consultant or the arbitrator, of its intent to invoke the arbitration mechanism established hereby. During the pendency of any arbitration proceeding (including any appeal therefrom), the Company shall provide the Consultant and Yeffet with the severance benefits set forth in Section 4(c)(1), and if the Company fails to obtain a determination of "Cause", the Company shall fully restore the Consultant to the status under this Agreement to which it would otherwise have been entitled. For purposes of this Section, termination "for Cause" shall mean a termination due to objective evidence, with respect either to Yeffet, the Consultant or any of its agents or employees, of any of the following: (A) conviction of a felony; (B) illegal conduct that is injurious to the Company; (C) willful or gross misconduct in connection with performing the Services; (D) material dishonesty; (E) fraud; or (F) breach of the Confidentiality Agreement described in Section 11 of this Agreement resulting in financial harm to the Company. If at any time following termination of this Agreement the Consultant or its assignee is receiving severance benefits under either Section 4(c)(2) or 4(c)(3) and Yeffet, the Consultant or any of its agents or employees libels or slanders the Company, intentionally interferes with an existing or prospective business relationship of the Company or commits some other similar tortious act, then the Consultant and Yeffet shall be entitled only to the severance benefits provided by Section 4(c)(1).

          b. Notice. In the event that any of the above events occurs to or by a party, that party shall immediately notify the other party in writing of its occurrence, which written notice shall be effective: (1) if delivered by hand, upon receipt; (2) if delivered by US mail, return receipt requested, upon the earlier of the date of receipt or the date five days after the first attempted delivery; or (3) if delivered by reputable overnight courier service, upon the earlier of the date of receipt or the date five days after the first attempted delivery. Any delivery by mail or overnight courier service shall be made to


Consulting  Agreement  -  Page  3
the respective address provided by the parties in this Agreement, or to such address as a party may subsequently specify by notice provided in accordance with this Section 4(b).

          c.     Effect  of  Termination.

               (1) If this Agreement is terminated pursuant to Section 4(a)(4), the parties agree that neither will have any further obligations under this Agreement, including payment of any fees or royalties to the Consultant or its assignee by the Company. In such a case, any stock options that have been granted by the Company to Yeffet that had vested prior to the termination date of this Agreement shall remain outstanding and in full force and effect, and any unvested stock options that have been granted by the Company to Yeffet shall terminate on the date this Agreement terminates.

               (2) If this Agreement is terminated pursuant to Section 4(a)(1)(B), 4(a)(1)(C), 4(a)(2) or 4(a)(3), the parties agree that neither will have any further obligations under this Agreement, except that: (A) the Company shall continue to pay the Consultant a royalty payment as provided in Section 5(b) of this Agreement for any gross revenues collected in cash from government grants or business or other business secured by the Consultant prior to the termination date of this Agreement; (B) any stock options granted to Yeffet by the Company that had vested prior to the termination date of this Agreement shall remain outstanding and in full force and effect; and (C) any unvested stock options that have been granted by the Company to Yeffet shall terminate on the date this Agreement terminates.

               (3) If this Agreement is terminated pursuant to Section 4(a)(1)(A), the provisions of Section 4(c)(2) shall govern the parties' respective obligations, but in addition, the Consultant shall receive a severance payment of $10,000 per month during the balance of the original Term of three years.

     5.     Compensation;  Issuance  of  Stock.
            ----------------------------------

          a. Fees. In consideration for the Services to be performed by the Consultant and Yeffet pursuant to the terms of this Agreement, the Company agrees to pay a fee to the Consultant in the amount of $20,000.00 per month payable semi-monthly in arrears on the fifteenth and last day of each month. Payment for the stub periods, if any, at the beginning and end of the Term shall be made in advance and the amount due shall be determined by pro-ration based on the number of days in such stub period divided by 15.

          b. Royalty. The Company shall pay the Consultant a commission payment of five percent (5%) of any gross revenues (1) collected in cash from government grants or business and other third-party business that the Consultant produces for the Company, including renewals or extensions of contracts with respect to products under contract when the Consultant initially produced the business for the Company, or (2) received in kind from government grants or business and other third-party business that the Consultant is responsible for bringing to the Company, provided that the right to any commission payment based on and the amount of the value of any in kind consideration


Consulting  Agreement  -  Page  4
must be agreed upon in advance in writing by the Company and the Consultant. The commission shall be calculated and paid on a quarterly basis based on the Company's fiscal year end of April 30. The Consultant may assign these commission payments in whole or in part, subject to the consent of the Company, which shall not be unreasonably withheld, delayed or conditioned.

          c. Stock Option. Subject to the execution of a Stock Option Agreement, the form of which is attached hereto as Exhibit A, by Yeffet, the Company will grant Yeffet an option to purchase 1,000,000 shares of common stock of the Company, which shall vest over the term of this Agreement as provided in the Stock Option Agreement. The Consultant may transfer vested options in whole or in part, subject to the consent of the Company, which shall not be unreasonably withheld, delayed or conditioned; provided, however, that Yeffet shall, in the case of each such transfer, provide the Company with an opinion of counsel reasonably acceptable to the Company (both as to substance and the competence of counsel) that such transfer may be accomplished in accordance with all applicable securities laws.

     6.     Expense  Reimbursement.  The  Consultant  and  other  agents  and
            ----------------------
employees of the Consultant shall be entitled to reimbursement from the Company for all reasonable "out-of-pocket" expenses directly related to performance of the Services. For purposes of this Agreement, first-class ticketing on commercial air travel shall be deemed reasonable.

     7.     Support  Services.  The  Company  will not provide support services,
            -----------------
including office space and secretarial services, for the benefit of Yeffet, the Consultant or any of its agents or employees.

     8.     Independent  Contractor.  The  Consultant  and  the  Company  hereby
            -----------------------
acknowledge that Yeffet, the Consultant and any of its agents or employees are independent contractors. The Consultant agrees, and agrees to cause Yeffet and any of its agents and employees not to hold it or themselves out as, nor take any action from which third parties might reasonably infer that Yeffet, the Consultant or any of its agents or employees is an employee, partner or agent of, or a joint venturer with the Company. In addition, the Consultant shall not take, and agrees to cause Yeffet and any of its agents and employees not to take, any action which, to the knowledge of Yeffet, the Consultant or any of its agents or employees binds, or purports to bind, the Company to any contract or agreement, and any such action shall constitute willful or gross misconduct for purposes of the definition of "for Cause" in Section 4(a)(4).

     9.     Information  Disclosed  Remains  Property  of  Company.  All  ideas,
            ------------------------------------------------------
concepts, information, and written material disclosed to Yeffet, the Consultant or any of its agents or employees by the Company, or acquired from a third party, are and shall remain the sole and exclusive property and proprietary information of the Company or such third parties, and are disclosed in confidence by the Company or permitted to be acquired from such third parties in reliance on the Company's agreement to maintain


Consulting  Agreement  -  Page  5
them in confidence and not to use or disclose them to any other person except in furtherance of the Company's business.

     10.     Creations  and  Works  Belong  to Company.  Any and all inventions,
             -----------------------------------------
discoveries, improvements or creations (collectively "Creations") that Yeffet, the Consultant or any of its agents or employees have conceived or made or may conceive or make during the term of this Agreement in any way, directly or indirectly, connected with the Company's business shall be the sole and exclusive property of the Company. The Consultant agrees, and agrees to cause Yeffet and any of its agents and employees, to (A) disclose promptly to the Company all such Creations that Yeffet, the Consultant or any of its agents or employees has made or may make solely, jointly or commonly with others, (B) assign all such Creations to the Company, and (C) execute and sign any and all applications, assignments or other instruments in order to transfer to the Company all right, title and interest in the Creations without further compensation.

          In addition, the Consultant agrees that all works created by Yeffet, the Consultant or any of its agents or employees or under the Company's direction in connection with the Company's business are "works made for hire" and shall be the sole and complete property of the Company and that any and all rights to such works shall belong to the Company. The Consultant hereby assigns, and agrees to cause Yeffet and any of its agents and employees to assign, all proprietary rights in the works to the Company without further compensation.

          Notwithstanding any other provision of this Section 10 to the contrary, the Company acknowledges that Yeffet's knowledge of the security industry and his sales and interpersonal skills are his own unique attributes, which are not and are not intended to become the property of the Company.

     11.     Confidential  Information.  The Consultant and Yeffet have executed
             -------------------------
a Confidentiality Agreement with the Company, which remains in full force and effect and is hereby ratified and affirmed by the parties.

     12.     Indemnification.  Each  party  agrees  to  indemnify and shall hold
             ---------------
harmless (including payment of reasonable attorneys' fees) the other, its corporate affiliates, and any employee or agent thereof (each of the foregoing being hereinafter referred to individually as "Indemnified Party") against all liability to third parties (other than liability solely the fault of the Indemnified Party) arising from or in connection with its or any of its agents' or employees' breach of their obligations under this Agreement. An indemnifying party's obligation to indemnify any Indemnified Party will survive the expiration or termination of this Agreement by either party for any reason. The Indemnified Party shall conduct the defense of any such third party action arising as described herein unless the parties hereto shall mutually agree that the indemnifying party will conduct the defense.

     13.     Limitation  of  Liability.  In no event shall either of the parties
             -------------------------
hereto be liable to the other for the payment of any consequential, indirect, or special damages,


Consulting  Agreement  -  Page  6
including lost profits. The provisions of this Section, however, shall not apply in any way to the Consultant's obligations to indemnify any Indemnified Party or to the Company's obligations to the Consultant and Yeffet under Sections 4, 5 and 6.

     14.     Injunctive Relief.  It is hereby understood and agreed that damages
             -----------------
shall be an inadequate remedy in the event of a breach by Yeffet, the Consultant or any of its agents or employees of this Agreement and that any such breach by Yeffet, the Consultant or any of its agents or employees will cause the Company great and irreparable injury and damage. Accordingly, the Consultant agrees that the Company shall be entitled, without waiving any additional rights or remedies otherwise available to the Company at law or in equity or by statute, to injunctive and other equitable relief in the event of a breach or intended or threatened breach by Yeffet, the Consultant or any of its agents or employees.

     15.     Representations of the Company.  As an inducement to the Consultant
             ------------------------------
to enter into this Agreement, the Company hereby represents and warrants to the Consultant as follows:

          a. The consulting agreement that the Consultant has with World-Wide Flight Services, Inc. does not conflict with the Services to be provided by the Consultant hereunder.

          b. This Agreement and the related Stock Option Agreement (Nonqualified Stock Option) have been approved by the Company's Board of Directors.

     16.     Other  Provisions.
             -----------------

          a. Assignment. Except as expressly provided otherwise, neither party hereto may assign any of its rights or obligations hereunder without the prior written consent of the other party. The Consultant consents to the Company's assignment of its rights and obligations hereunder in connection with a business combination transaction.

          b. Notices. All notices required or permitted under this Agreement shall be in writing and shall be deemed delivered when delivered as provided by Section 4(b), and, if applicable, addressed as follows:

          If  for  the  Company:     HiEnergy  Technologies,  Inc.
                                     10  Mauchly  Drive
                                     Irvine,  CA  92618
                                     Attn:  President

          If  for  the  Consultant:  Yeffet  Security  Consultant,  Inc.
                                     300  Winston  Drive
                                     Cliffside  Park,  NJ  07010
                                     Attn:  President


Consulting  Agreement  -  Page  7

                 Such address may be changed from time to time by either party by providing written notice to the other in the manner set forth above.

          c. Entire Agreement. This Agreement contains the entire agreement between the parties and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.

          d. Amendments. This Agreement may be modified or amended if the amendment is made in writing and is signed by both parties.

          e. Severability. If one or more provisions of this Agreement are held to be invalid or unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were excluded and shall be enforceable in accordance with its terms.

          f. Waiver. The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

          g.     Governing  Law;  Venue;  Arbitration.

               (1) This Agreement shall be construed and enforced according to the laws of the State of California, without regard to conflicts of laws principles thereof.

               (2) All legal actions arising under this Agreement may be instituted in, and the Consultant, and the Company consent to jurisdiction and venue in the County of Orange, State of California and the County of Bergen in the State of New Jersey.

               (3) Except for claims (or the portion thereof) seeking injunctive relief, all claims of breach of this Agreement by either party not barred and foreclosed shall be resolved by arbitration between the parties in either Orange County, California or Bergen County, New Jersey under the auspices of and pursuant to the rules for commercial arbitration of the American Arbitration Association. Any award thereon may include mandatory or injunctive relief or a direction therefor in the discretion of the arbitrator(s). Judgment upon an award duly rendered in such an arbitration proceeding may be entered by the party in whose favor the award has been made in any court having jurisdiction to do so and over the party (including by contractual consent) against whom such award has been rendered. Arbitration awards for money in favor of the Company shall also be enforceable by it by charging the amounts awarded it thereunder, in whole or in part, against and deducting such amounts from royalties or other payments then or thereafter owed to the Consultant by the Company under this Agreement.


Consulting  Agreement  -  Page  8

          h. Counterparts and Facsimile Signature. This Agreement may be signed in counterparts, all of which when taken together shall constitute a single executed document. Signatures transmitted by facsimile shall be deemed valid execution of this Agreement binding on the parties.

          i. Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          j. Survival. The provisions of this Agreement that by their terms or context require performance after a termination as permitted by Section 4(a) shall remain in full force and effect following any such termination.

IN WITNESS WHEREOF, and in acknowledgment that the parties hereto have read and understood each and every provision hereof, the parties have executed this Agreement on the date first set forth above.

    Party  receiving  the  Services:

       HIENERGY  TECHNOLOGIES,  INC.



    By:  /s/  Barry  Alter
        ----------------------------------
        Barry  Alter,  CEO  and  President



    Party  providing  the  Services:

    YEFFET  SECURITY  CONSULTANT,  INC.



    By:   /s/  Isaac  Yeffet
        ----------------------------------
         Isaac  Yeffet,  President


Consulting  Agreement  -  Page  9

                                    Exhibit A

                             STOCK OPTION AGREEMENT
                           (NONQUALIFIED STOCK OPTION)


OPTIONEE:                    Isaac  Yeffet

NUMBER  OF  SHARES:          1,000,000

OPTION  EXERCISE  PRICE:     $1.00  per  Share

DATE  OF  GRANT:             July  ____,  2002

EXERCISE  TERM:              Six  Years  from  the  Date  of  Grant

VESTING  SCHEDULE:           The option  will  vest as follows over the Exercise
                             Term:

                             Date  of  Grant                     500,000  shares

                             Date  following  the  Measurement
                             Period  (as  defined  in  the
                             Consulting  Agreement  (as  defined
                             below))                             500,000  shares


     THIS OPTION AGREEMENT (the "AGREEMENT") is entered into effective as of the ____ day of ___________________, 2002 by and between HIENERGY TECHNOLOGIES, INC. (formerly SLW Enterprises Inc.) (the "Company"), a Washington corporation, and the individual designated above (the "Optionee").

                                    RECITALS
                                    --------

     WHEREAS, a consulting agreement (the "Consulting Agreement") was executed between Yeffet Security Consultant, Inc. ("Yeffet"), a corporation solely owned by the Optionee, and HiEnergy Technologies, Inc., a Washington corporation, on ___________________, 2002; and

     WHEREAS, through Yeffet the Optionee has agreed to perform valuable services for the Company;


Stock Option Agreement, Isaac Yeffet - Page 1

     NOW, THEREFORE, the parties agree to the terms and conditions as follows:

1.   GRANT  OF  OPTION.

     1.1     Option.  An  option  to  purchase  shares  of  the Company's Common
             ------
Stock, par value $0.0001 per share, (the "Shares") is hereby granted to the Optionee (the "Option").

     1.2     Number  of  Shares.  The  number  of  Shares  that the Optionee can
             ------------------
purchase  upon  exercise  of  the  Option  is  set  forth  above.

     1.3     Option Exercise Price.  The price the Optionee must pay to exercise
             ---------------------
the  Option  (the  "Option  Exercise  Price")  is  set  forth  above.

     1.4     Date  of  Grant.  The  date  the  Option  is  granted (the "Date of
             ---------------
Grant")  is  set  forth  above.

     1.5     Type  of Option.  The Option is intended to be a Nonqualified Stock
             ---------------
Option. It is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or any successor provision thereto.

     1.6     Condition.  The  Option  is conditioned on the Optionee's execution
             ---------
of this Agreement. If this Agreement is not executed by the Optionee, it may be canceled by the Board.

2.   DURATION.

     The Option shall be exercisable to the extent and in the manner provided herein during the Exercise Term, which is set forth above; provided, however, that the Option may be earlier terminated as provided in Section 1.6 or Section 5 hereof or in the Consulting Agreement.

3.   VESTING.

     The Option shall vest, and may be exercised, with respect to the Shares, on or after the dates set forth above, subject to earlier termination of the Option as provided in Section 1.6 and Section 5 hereof. The right to purchase the Shares as they become vested shall be cumulative and shall continue during the Exercise Term unless sooner terminated as provided herein or in the Consulting Agreement.

4.   MANNER  OF  EXERCISE  AND  PAYMENT.

     4.1 To exercise the Option, the Optionee must deliver a completed copy of the Option Exercise Form, attached hereto as Exhibit A, to the address indicated on such Form or such other address designated by the Company from time to time. Contemporaneously with the delivery of the Option Exercise Form, the Optionee shall


Stock Option Agreement, Isaac Yeffet - Page 2 tender the Option Exercise Price to the Company, by cash, check, wire transfer or such other method of payment (e.g., delivery or attestation of Shares already owned) as may be acceptable to the Company. The Option may be exercised in whole or in part with respect to the vested Shares. Within thirty (30) days of delivery of the Option Exercise Form and tender of the Option Exercise Price, the Company shall deliver certificates evidencing the Shares to the Optionee, duly endorsed for transfer to the Optionee, free and clear of all liens, security interests, pledges or other claims or charges.

     4.2 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until (i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

5.   TERMINATION.

     5.1     Termination  Due  to  Death.  In  the  event  of  the  death of the
             ---------------------------
Optionee during the Term of the Consulting Agreement, any vested options shall terminate on the expiration date otherwise provided in this Agreement. Under these circumstances, the Option will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the death of the Optionee. Any nonvested options shall terminate immediately upon the death of the Optionee.

     5.2     Termination  Due  to  Disability.  If  the  Optionee's  status as a
             --------------------------------
Consultant is terminated at any time during the Term of the Consulting Agreement by reason of a disability (within the meaning of Section 22(e)(3) of the Code), any vested options shall terminate on the expiration date otherwise provided in this Agreement. Any nonvested options shall terminate immediately upon termination of the Optionee's status as a Consultant.

     5.3     Termination  of  Consulting  Agreement  for  Other Reasons.  If the
             ----------------------------------------------------------
Optionee's status as a Consultant is terminated at any time after the grant of the Option for any reason other than death or disability, as provided in Sections 5.1 and 5.2, then any vested options shall terminate on the expiration date otherwise provided in this Agreement. Any nonvested options shall terminate immediately upon the effective date of termination of the Consulting Agreement.


6.   TRANSFERABILITY.

     The Optionee may transfer vested options in whole or in part, subject to the consent of the Company, which shall not be unreasonably withheld, delayed or conditioned;


Stock Option Agreement, Isaac Yeffet - Page 3 provided, however, that the Optionee shall, in the case of each such transfer, provide the Company with an opinion of counsel reasonably acceptable to the Company (both as to substance and the competence of counsel) that such transfer may be accomplished in accordance with all applicable securities laws. Any transferee shall execute a writing in form and substance satisfactory to the Company and its counsel agreeing to be bound by the terms of this Agreement.

7.   RESTRICTIONS  ON  THE  OPTIONS;  RESTRICTIONS  ON  THE  SHARES.

     The Option, whether owned by the Optionee or his transferee, may not be exercised at any time unless, in the opinion of counsel for the Company, the issuance and sale of the Shares issued upon such exercise is exempt from registration under the Securities Act of 1933, as amended, or any other applicable federal or state securities law, rule or regulation, or the Shares have been duly registered under such laws. The Company shall not be required to register the Shares issuable upon the exercise of the Option under any such laws. Unless the Shares have been registered under all applicable laws, the Optionee (or his transferee, as the case may be) shall represent, warrant and agree, as a condition to the exercise of the Option, that the Shares are being purchased for investment only and without a view to any sale or distribution of such Shares and that such Shares shall not be transferred or disposed of in any manner without registration under such laws, unless it is the opinion of counsel for the Company that such a disposition is exempt from such registration. The Optionee (or his transferee, as the case may be) acknowledges that an appropriate legend, in such form as the Company shall determine, giving notice of the foregoing restrictions shall appear conspicuously on all certificates evidencing the Shares issued upon the exercise of the Option. The Company may, in its sole discretion, place a "Blue Sky" legend on the certificates in accordance with U.S. state securities laws or as required by applicable securities laws.


     The Optionee (or his transferee, as the case may be) also acknowledges and agrees that, in connection with any public offering of the Company's stock, upon request of the Company or the underwriters managing any underwritten public offering of the Company's stock and making such request with the approval of the Company's Board of Directors, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of his Shares without the prior written consent of the Company or such underwriters, as the case may be, from the effective date of such registration for so long as the Company or the underwriters may specify, but in any event not to exceed 180 days.


Stock Option Agreement, Isaac Yeffet - Page 4

8.   NO  RIGHT  TO  CONTINUED  STATUS  AS  CONSULTANT.

     Nothing in this Agreement shall be interpreted or construed to confer upon the Optionee any right with respect to continuance as a Consultant for the Company or any Parent or Subsidiary, nor shall this Agreement interfere in any way with the right of the Company or a Parent or Subsidiary to terminate the Optionee's status as a Consultant at any time.

9.   ADJUSTMENTS  UPON  CERTAIN  EVENTS.

     9.1.     Adjustments  Upon  Changes  in  Capitalization.  Subject  to  any
              ----------------------------------------------
required action by the shareholders of the Company, the event of a change in capitalization, such as a stock split or other subdivision or consolidation of Shares or the payment of any stock dividend consisting of Shares or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, the Company shall make appropriate and proportionate adjustments to the number and class of Shares subject to the Option and the purchase price for such Shares or other stock or securities; provided, however, that conversion of the Option will not be deemed to have been "effected without receipt of consideration". Any adjustments as a result of a change in the Company's capitalization will be made by the Board of Directors, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 9.1, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of Shares or the exercise price of the Shares subject to the Option, and no adjustments in the Option shall be made by reason thereof. The grant of this Option does not in any way affect the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

     9.2.     Liquidation  or  Dissolution.  In  the  event  of a liquidation or
              ----------------------------
dissolution, any unexercised options will terminate. The Board of Directors may, in its discretion, provide that the Optionee (or his transferee, as the case may be) will have the right to exercise the Optionee's Option as to all of the optioned stock prior to the consummation of the liquidation or dissolution.

     9.3.     Change  of  Control, Merger, Sale of Assets, Etc.  In the event of
              ------------------------------------------------
the sale or other transfer of the outstanding shares of stock of the Company in one transaction or a series of related transactions or a merger or reorganization of the Company with or into any other corporation, where immediately following the transaction, those persons who were shareholders of the Company immediately before the transaction control less than 50% of the voting power of the surviving organization (a "change of control event") or in the event of a proposed sale of substantially all of the assets of the Company (collectively, "sale transaction"), the Option shall be assumed or replaced with a substitute equivalent option.


Stock Option Agreement, Isaac Yeffet - Page 5

10.  WITHHOLDINGS  OF  TAXES.

     The Company shall have the right to deduct from any distribution of cash to the Optionee (or his transferee, as the case may be) an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholdings Taxes") with respect to the Option. If the Optionee (or his transferee, as the case may be) is entitled to receive Shares upon exercise of the Option, the Optionee (or his transferee, as the case may be) shall pay the Withholdings Taxes (if any) to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholdings Taxes, the Optionee (or his transferee, as the case may be) may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value equal to the Withholdings Taxes, provided that, if the Optionee may be subject to liability under Section 16(b) of the Exchange Act, the election must comply with the requirements applicable to Share transactions by such Optionees.

11.  MODIFICATION  OF  AGREEMENT.

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, only by a written instrument executed by the parties hereto.

12.  SEVERABILITY.

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holdings and shall continue in full force in accordance with their terms.

13.  GOVERNING  LAW.

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California without giving effect to the conflicts of laws principles thereof.

14.  SUCCESSORS  IN  INTEREST.

     This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, reorganization, purchase of stock or assets, or otherwise, all or substantially all of the Company's assets and business. This Agreement shall inure to the benefit of the Optionee's transferees, heirs and legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's transferees, heirs, executors, administrators and successors.


Stock Option Agreement, Isaac Yeffet - Page 6

15.  RESOLUTION  OF  DISPUTES.

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Board of Directors of the Company;
provided, however, that any component of such a determination based on the interpretation, construction or application of the Consulting Agreement must be established as provided by the Consulting Agreement. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.


HIENERGY  TECHNOLOGIES,  INC.


By: ________________________________

Name: ______________________________

Title: _____________________________


     By signing below, Optionee hereby accepts the Option subject to all its terms and provisions.


OPTIONEE


Signature: _________________________

Print  Name: _______________________




                               [EXHIBIT  FOLLOWS]


Stock Option Agreement, Isaac Yeffet - Page 7

                                    EXHIBIT A

                              OPTION EXERCISE FORM
                              --------------------

To:  HiEnergy  Technologies,  Inc.

     (1) The undersigned hereby elects to purchase the number of shares of the common stock of HiEnergy Technologies, Inc. (the "Company") set forth below, pursuant to the terms of the Stock Option Agreement dated __________________, 2002, tendering simultaneous full payment of the Total Option Exercise Price for such shares.



             Number  of  Shares:                    ________________  Shares

             Option  Exercise  Price  Per  Share:   x  $____________  per Share

             Total  Option  Exercise  Price:        =  $____________


     (2) In exercising this Option, the undersigned hereby confirms and acknowledges that:

          a) the shares of Common Stock to be issued upon exercise are being acquired solely for the account of the undersigned and not as a nominee for any other party; and

          b) the shares of Common Stock to be issued upon exercise are not acquired with a view toward distribution; and

          c) the undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended, and as provided in the Subscription Agreement; and

          d) the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except pursuant to an effective registration, or an exemption therefrom, under the Securities Act of 1933, as amended, together with a similar exemption under the securities laws of all applicable jurisdictions; and

          e) the undersigned otherwise reaffirms all representations, warranties, and indemnifications contained in the Stock Option Agreement and Subscription Agreement, including, but not limited to, those contained in Section 7 of the Stock Option Agreement; and


Option Exercise Form - Page 1

          f) the undersigned has reviewed all of Company's public filings with the Securities and Exchange Commission; and

          g) the undersigned consents to delay the exercise of the Option until, in the Company's judgment, the Company has disclosed any additional matters that need to be disclosed to the undersigned, beyond those contained in the public filings with the Securities and Exchange Commission.

     (3) Subject to Section (2), please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as instructed.

     (4) Please issue a new Option for the unexercised portion of the attached Option in the name of the undersigned.



This  ____  day  of __________, _____:


______________________________________
Signature


______________________________________
Print  Name  of  Signatory


______________________________________
Name  of  Entity  (if  applicable)


Send or deliver this Form with an original signature to:

HiEnergy  Technologies,  Inc.
Attn:  President
10  Mauchly  Drive
Irvine,  CA  92618
USA


Option Exercise Form - Page 2